LEASE AMENDMENT



DATED:            September 8, 1999

BETWEEN:          PACIFIC REALTY ASSOCIATES, L.P.,                      LANDLORD
                  a Delaware limited partnership

AND:              AGRITOPE, INC.,
                  an Oregon corporation                                   TENANT



              Pacific Realty Associates, L.P., a Delaware limited partnership, as Landlord, and American Show Management, Inc. ("Original Tenant"), entered into a written lease dated October 4, 1995, consisting of approximately 11,059 square feet of office and warehouse space located in Building C, PacTrust Business Center, 16160 S.W. Upper Boones Ferry Road, Portland, Oregon 97224 (hereinafter referred to as "the Premises"). By Lease Amendment dated June 3, 1996, the Lease was amended. By Assignment and Modification of Lease, dated November 7, 1997, Original Tenant assigned the Lease to Agritope, Inc.. Such documents are hereinafter jointly referred to as "the Lease." The Lease expires February 28, 2003.

              Tenant now wishes to lease an additional approximately 6,801 square feet of office and warehouse space adjacent to and immediately north of the Premises (hereinafter referred to as the "First Additional Space") and as further described on the attached Exhibits A, B-1, B-2, B-3 and C.

              NOW, THEREFORE, the parties agree as follows:

        1. The First Additional Space shall become subject to the terms of the Lease upon occupancy by Tenant, which is estimated to be October 1, 1999. Tenant's total leased area shall increase from approximately 11,059 to 17,860 total square feet of office and warehouse space.

        2.    Base rent shall be according to the following schedule:


                                                                             First           Base Rent
Period                                                    Premises         Additional        Per Month
                                                                             Space

October 1, 1999 through May 31, 2001                     $10,285.00        $6,325.00        $16,610.00
June 1, 2001 through February 28, 2003                   $11,210.00        $6,894.00        $18,104.00


        3. Landlord shall construct improvements generally as shown on attached Exhibit B and as further described in a work letter attached as Exhibit
C. Upon execution of this Lease Amendment, the attached floor plan (Exhibit B) and work letter (Exhibit C) shall be deemed approved by Landlord and Tenant.

        4. Upon completion of Tenant Improvements, Tenant shall reimburse Landlord $29,413.00 for its share of construction costs. The total cost of the work is $63,418.00.

        5. Should the cost of such tenant improvements, adjusted by any increases in cost initiated by Landlord and Tenant approved change orders, exceed the Allowance, Tenant shall pay Landlord the amount by which this cost exceeds the Allowance upon occupancy of the First Additional Space.

        6. If not then in default, Tenant and only Tenant, shall have the first option to renew this Lease for an additional sixty (60) months immediately following expiration of the extended lease term by giving Landlord 180 days' advance written notice of its intent to extend. All provisions of this Lease shall apply during the extended term, except that rent for the renewal period shall be an amount determined on a fair market value basis and agreed upon by parties at least 90 days prior to commencement of the renewal period, but in no case less than that of the preceding term. In no event shall Landlord grant any third party the option to extend the term of this Lease.


N-AGRITOPE, INC..DOC / SKB                                                 PBC-C
9/8/99                                                                    193-04
Page 2 of 2                                                         Portland, OR

        7. Except as expressly modified hereby, all terms of the Lease shall remain in full force and effect and shall continue through the extended term.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first written above.

                                 LANDLORD:

                                 PACIFIC REALTY ASSOCIATES, L.P.,
                                 a Delaware limited partnership

                                 By: PacTrust Realty, Inc.,
                                     a Delaware corporation,
                                     its General Partner


Date: September 9, 1999          By:  /s/ Sam K. Briggs
                                    --------------------------------------------
                                    Sam K. Briggs
                                    Vice President


                                 TENANT:

                                 AGRITOPE, INC.,
                                 an Oregon corporation


Date: September 8, 1999          By:  /s/  Gilbert N. Miller
                                    --------------------------------------------
                                     Name: Gilbert N. Miller
                                     Title: Executive Vice President, CFO


                                 Address for Legal Notices/Invoices to Assignee:

                                 -----------------------------------------------
                                 -----------------------------------------------
                                 -----------------------------------------------
                                 (Note: Unless a different address is indicated above, notices to Assignee will be addressed to the Premises.)

                                 Assignee Employer Identification Number:

                                 -----------------------------------------------



N-AGRITOPE, INC..DOC / SKB                                                 PBC-C
9/8/99                                                                    193-04
Page 2 of 2                                                         Portland, OR